Basis for preparation, consolidation and accounting policies - Impact of Adoption of IFRIC 23 on consolidated statement of financial position (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Liabilities
Current tax liabilities, current	$ 3,026	$ 3,162
Total liabilities	2,023,280	1,179,760	$ 1,139,074
Equity, net
Retained earnings	1,239,526	1,503,785
Total equity, net	$ 2,538,531	$ 2,799,857	$ 2,968,200	$ 3,028,226